UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 17, 2015

LivaNova PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-375999	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Merchant Square London W2 1AY United Kingdom
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: +44 800 975 8080

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 17, 2015, LivaNova PLC (the "Company") announced that Rosario Bifulco, a member of the Company's board of directors (the "Board"), informed the Company of his resignation from his position as a member of the Board, effective immediately. Mr. Bifulco's decision to resign was a result of his acceptance of a new position with Mittel S.p.A. and did not arise or result from any disagreement with the Company on any matters relating to the its operations, policies or practices.

The complete text of the Company's press release announcing Mr. Bifulco's resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2015	LivaNova PLC
	By:	/s/ BRIAN SHERIDAN Brian Sheridan Company Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by LivaNova PLC on November 17, 2015*

*Filed herewith